Exhibit 99.2
Financial Supplement
Financial Information
as of December 31, 2005
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K/A and Quarterly Reports on Forms 10-Q and 10-Q/A.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2005

Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528

Website:
www.platinumre.com

Publicly Traded Equity Securities:
Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP PRA)
Note on Non-GAAP Financial Measures
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income (or loss), related underwriting ratios and fully converted book value, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. A reconciliation of such measures to the most comparable GAAP figures such as income before income tax expense and total shareholders’ equity is presented in the attached financial information in accordance with Regulation G.

Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2005

Section:	Page:

Balance Sheet:

a. Condensed Consolidated Balance Sheets	3

Statements of Operations:

a. Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary	4

b. Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter	5

Earnings and Book Value Per Share Analysis:

a. Computation of Basic and Diluted Earnings (Loss) Per Share — Summary	6

b. Computation of Basic and Diluted Earnings (Loss) Per Share — by Quarter	7

c. Fully Converted Book Value Per Share	8

Cash Flow Statement:

a. Condensed Statements of Cash Flows — Summary	9

b. Condensed Statements of Cash Flows — by Quarter	10

Segment Data:

a. Segment Reporting — Three Month Summary	11

b. Segment Reporting — Twelve Month Summary	12

c. Property and Marine Segment — by Quarter	13

d. Casualty Segment — by Quarter	14

e. Finite Risk Segment — by Quarter	15

Net Premiums Written Data:

a. Net Premiums Written — Supplemental Information	16

b. Premiums by Line of Business — Three Month Summary	17

c. Premiums by Line of Business — Twelve Month Summary	18

Other Company Data:

a. Company Ratios, Share Data, Ratings	19

Investments:

a. Investment Portfolio	20

b. Investment Portfolio — Net Realized Capital Gains (Losses)	21

Loss Reserves:

a. Loss Analysis	22

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2005
(amounts in thousands, except per share amounts)

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Assets
Investments	$3,000,889	2,989,217	2,728,692	2,284,911	$2,246,971
Short term investments and cash and cash equivalents	829,539	391,637	409,539	300,017	209,897
Reinsurance premiums receivable	567,449	557,422	576,457	638,283	580,048
Accrued investment income	29,230	31,013	28,316	27,127	23,663
Reinsurance balances (prepaid and recoverable)	76,109	79,021	16,688	15,783	4,892
Deferred acquisition costs	130,800	139,158	144,844	149,555	136,038
Funds held by ceding companies	291,629	250,324	271,795	222,791	198,048
Other assets	228,730	48,293	22,905	26,049	22,438

Total assets	$5,154,375	4,486,085	4,199,236	3,664,516	$3,421,995

Liabilities
Unpaid losses and loss adjustment expenses	$2,323,990	2,079,668	1,559,092	1,507,158	$1,380,955
Unearned premiums	502,018	558,881	575,727	589,795	502,423
Debt obligations	292,840	387,500	387,500	137,500	137,500
Commissions payable	186,654	176,036	216,459	172,224	181,925
Other liabilities	308,624	56,183	187,730	84,763	86,189

Total liabilities	3,614,126	3,258,268	2,926,508	2,491,440	2,288,992

Total shareholders’ equity	1,540,249	1,227,817	1,272,728	1,173,076	1,133,003

Total liabilities and shareholders’ equity	$5,154,375	4,486,085	4,199,236	3,664,516	$3,421,995

Book value per common share	$23.22	24.75	29.32	27.12	$26.30

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Revenue
Net premiums earned	$442,825	$432,936	$1,714,723	$1,447,935
Net investment income	37,195	26,242	129,445	84,532
Net realized capital gains (losses) on investments	(1,984)	520	(3,046)	1,955
Other income (expense)	(385)	1,074	(586)	3,211

Total revenue	477,651	460,772	1,840,536	1,537,633

Expenses
Losses and loss adjustment expenses	462,257	283,645	1,505,425	1,019,804
Acquisition expenses	107,100	94,935	403,135	327,821
Other underwriting expenses	14,467	10,053	55,669	53,137
Corporate expenses	3,792	2,844	14,158	13,196
Net foreign currency exchange (gains) losses	241	(399)	2,111	(725)
Interest expense	6,820	2,316	20,006	9,268
Loss on repurchase of debt	2,486	—	2,486	—

Total expenses	597,163	393,394	2,002,990	1,422,501

Income (loss) before income tax expense (benefit)	(119,512)	67,378	(162,454)	115,132

Income tax expense (benefit)	(16,976)	17,456	(24,967)	30,349

Net income (loss)	(102,536)	49,922	(137,487)	84,783

Preferred dividends	737	—	737	—

Net income (loss) available to common shareholders	$(103,273)	$49,922	$(138,224)	$84,783

Basic
Weighted average shares outstanding	53,339	43,073	45,915	43,158
Basic earnings (loss) per share	$(1.94)	$1.16	$(3.01)	$1.96

Diluted
Weighted average shares outstanding	53,339	49,819	45,915	50,261
Diluted earnings (loss) per share	$(1.94)	$1.03	$(3.01)	$1.81

Comprehensive income (loss)
Net income (loss)	$(102,536)	$49,922	$(137,487)	$84,783
Other comprehensive income (loss), net of deferred tax	(15,000)	(4,193)	(52,970)	(6,522)

Comprehensive income (loss)	$(117,536)	$45,729	$(190,457)	$78,261

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Revenue
Net premiums earned	$442,825	429,388	431,470	411,040	$432,936
Net investment income	37,195	36,441	28,904	26,905	26,242
Net realized capital gains (losses) on investments	(1,984)	(879)	(555)	372	520
Other income (expense)	(385)	(433)	588	(356)	1,074

Total revenue	477,651	464,517	460,407	437,961	460,772

Expenses
Losses and loss adjustment expenses	462,257	564,618	240,852	237,698	283,645
Acquisition expenses	107,100	98,858	103,928	93,249	94,935
Other underwriting expenses	14,467	6,050	18,545	16,607	10,053
Corporate expenses	3,792	2,030	4,935	3,401	2,844
Net foreign currency exchange (gains) losses	241	(88)	160	1,798	(399)
Interest expense	6,820	6,839	4,174	2,173	2,316
Loss on repurchase of debt	2,486	—	—	—	—

Total expenses	597,163	678,307	372,594	354,926	393,394

Income (loss) before income tax expense (benefit)	(119,512)	(213,790)	87,813	83,035	67,378

Income tax expense (benefit)	(16,976)	(37,766)	19,828	9,947	17,456

Net income (loss)	(102,536)	(176,024)	67,985	73,088	49,922

Preferred dividends	737	—	—	—	—

Net income (loss) available to common shareholders	$(103,273)	(176,024)	67,985	73,088	$49,922

Basic
Weighted average shares outstanding	53,339	43,785	43,293	43,163	43,073
Basic earnings (loss) per share	$(1.94)	(4.02)	1.57	1.69	$1.16

Diluted
Weighted average shares outstanding	53,339	43,785	50,009	50,032	49,819
Diluted earnings (loss) per share	$(1.94)	(4.02)	1.39	1.49	$1.03

Comprehensive income (loss)
Net income (loss)	$(102,536)	(176,024)	67,985	73,088	$49,922
Other comprehensive income (loss), net of deferred tax	(15,000)	(36,355)	33,005	(34,620)	(4,193)

Comprehensive income (loss)	$(117,536)	(212,379)	100,990	38,468	$45,729

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Earnings:
Basic:
Net income (loss)	$(103,273)	$49,922	$(138,224)	$84,783

Net income (loss) available to common shareholders	(103,273)	49,922	(138,224)	84,783

Diluted:
Net income (loss)	(103,273)	49,922	(138,224)	84,783
Effect of dilutive securities:
Equity security units	—	1,519	—	6,097

Net income (loss) available to common shareholders	$(103,273)	$51,441	$(138,224)	$90,880

Common Shares:
Basic:
Weighted average shares outstanding	53,339	43,073	45,915	43,158

Diluted:
Weighted average shares outstanding	53,339	43,073	45,915	43,158
Effect of dilutive securities:
Share options	—	1,721	—	2,088
Equity security units	—	5,009	—	5,009
Restricted stock units	—	16	—	6

Weighted average, as adjusted	53,339	49,819	45,915	50,261

Earnings (Loss) Per Share:
Basic	$(1.94)	$1.16	$(3.01)	$1.96

Diluted	$(1.94)	$1.03	$(3.01)	$1.81

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Earnings:
Basic:
Net income (loss)	$(103,273)	(176,024)	67,985	73,088	$49,922

Net income (loss) available to common shareholders	(103,273)	(176,024)	67,985	73,088	49,922

Diluted:
Net income (loss)	(103,273)	(176,024)	67,985	73,088	49,922
Effect of dilutive securities:
Equity security units	—	—	1,506	1,423	1,519

Net income (loss) available to common shareholders	$(103,273)	(176,024)	69,491	74,511	$51,441

Common Shares:
Basic:
Weighted average shares outstanding	53,339	43,785	43,293	43,163	43,073

Diluted:
Weighted average shares outstanding	53,339	43,785	43,293	43,163	43,073
Effect of dilutive securities:
Share options	—	—	1,644	1,838	1,721
Equity security units	—	—	5,009	5,009	5,009
Restricted stock units	—	—	63	22	16

Weighted average, as adjusted	53,339	43,785	50,009	50,032	49,819

Earnings (Loss) Per Share:
Basic	$(1.94)	(4.02)	1.57	1.69	$1.16

Diluted	$(1.94)	(4.02)	1.39	1.49	$1.03

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Share
December 31, 2005

	Conversion		Conversion
	Multiple /		Amount	Shares	Book Value
	Strike Price		($000)	(000)	Per Share
Total equity as of December 31, 2005			$1,540,249
Equity from issuance of preferred shares			(167,509)

Book value per common share			1,372,740	59,127	$23.22

Preferred shares:
Contractual ratio of conversion to common shares prior to February 15, 2009	0.7874	(c)	167,509	4,528	0.91

Share options:
Shareholder share options:
St. Paul Travelers	27.00		—	865	(0.30)
RenaissanceRe	27.00		—	361	(0.12)

Management and directors’ options (a)	23.75	(b)	91,186	3,840	0.03

Directors’ and officers’ restricted shares and share units			—	146	(0.05)

Fully converted book value as of December 31, 2005			$1,631,435	68,867	$23.69

(a)	Excludes 77,500 options with a weighted average strike price of $32.72

(b)	Weighted average strike price of options with a price below $31.07, the closing share price at December 31, 2005.

(c)	On February 15, 2009, the mandatory conversion date, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share on the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. Based on the volume-weighted average price per common share of the Company’s common shares, the Company would issue 5,579,439 common shares of the Company in exchange for the 5,750,000 preferred shares if the preferred shareholders were to convert to common shares at December 31, 2005.
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Net cash provided by operating activities	$38,654	$91,563	$597,674	$714,733

Net cash provided by (used in) investing activities	58,146	(103,703)	(730,568)	(595,478)

Net cash provided by (used in) financing activities	332,309	(310)	743,743	(14,819)

Net increase (decrease) in cash and cash equivalents	$429,109	$(12,450)	$610,849	$104,436

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Net cash provided by operating activities	$38,654	182,618	196,754	179,648	$91,563

Net cash provided by (used in) investing activities	58,146	(366,978)	(331,898)	(89,838)	(103,703)

Net cash provided by (used in) financing activities	332,309	166,461	244,663	310	(310)

Net increase (decrease) in cash and cash equivalents	$429,109	(17,899)	109,519	90,120	$(12,450)

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$121,703	187,813	81,262	$390,778	$110,675	168,706	115,504	$394,885

Net premiums earned	154,454	201,088	87,283	442,825	131,712	186,929	114,295	432,936

Losses and loss adjustment expenses	264,442	136,422	61,393	462,257	64,510	124,621	94,514	283,645
Acquisition expenses	24,546	51,135	31,419	107,100	18,869	45,884	30,182	94,935
Other underwriting expenses	6,479	6,511	1,477	14,467	6,547	3,107	399	10,053

Total underwriting expenses	295,467	194,068	94,289	583,824	89,926	173,612	125,095	388,633

Segment underwriting income (loss)	$(141,013)	7,020	(7,006)	(140,999)	$41,786	13,317	(10,800)	44,303

Net investment income				37,195				26,242
Net realized capital gains (losses)				(1,984)				520
Net foreign currency exchange gains (losses)				(241)				399
Other income (expense)				(385)				1,074
Corporate expenses not allocated to segments				(3,792)				(2,844)
Interest expense				(6,820)				(2,316)
Loss on repurchase of debt				(2,486)				—

Income (loss) before income tax expense (benefit)				$(119,512)				$67,378

GAAP underwriting ratios:
Losses and LAE	171.2%	67.8%	70.3%	104.4%	49.0%	66.7%	82.7%	65.5%
Acquisition expense	15.9%	25.4%	36.0%	24.2%	14.3%	24.5%	26.4%	21.9%
Other underwriting expense	4.2%	3.2%	1.7%	3.3%	5.0%	1.7%	0.3%	2.3%

Combined	191.3%	96.4%	108.0%	131.9%	68.3%	92.9%	109.4%	89.7%

Statutory underwriting ratios:
Losses and LAE	171.2%	67.8%	70.3%	104.4%	49.0%	66.7%	82.7%	65.5%
Acquisition expense	15.2%	26.1%	38.8%	25.4%	15.9%	23.7%	27.0%	22.5%
Other underwriting expense	5.3%	3.5%	1.8%	3.7%	5.9%	1.8%	0.3%	2.5%

Combined	191.7%	97.4%	110.9%	133.5%	70.8%	92.2%	110.0%	90.5%

See page 1, Note on Non-GAAP Financial Measures.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Twelve Months Ended December 31, 2005				Twelve Months Ended December 31, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$575,055	809,031	333,636	$1,717,722	$504,439	677,399	464,175	$1,646,013

Net premiums earned	569,173	789,629	355,921	1,714,723	485,135	611,893	350,907	1,447,935

Losses and loss adjustment expenses	756,742	511,609	237,074	1,505,425	349,557	418,355	251,892	1,019,804
Acquisition expenses	93,983	194,397	114,755	403,135	76,360	151,649	99,812	327,821
Other underwriting expenses	26,074	24,690	4,905	55,669	27,827	19,086	6,224	53,137

Total underwriting expenses	876,799	730,696	356,734	1,964,229	453,744	589,090	357,928	1,400,762

Segment underwriting income (loss)	$(307,626)	58,933	(813)	(249,506)	$31,391	22,803	(7,021)	47,173

Net investment income				129,445				84,532
Net realized capital gains (losses) on investments				(3,046)				1,955
Net foreign currency exchange gains (losses)				(2,111)				725
Other income (expense)				(586)				3,211
Corporate expenses not allocated to segments				(14,158)				(13,196)
Interest expense				(20,006)				(9,268)
Loss on repurchase of debt				(2,486)				—

Income (loss) before income tax expense (benefit)				$(162,454)				$115,132

GAAP underwriting ratios:
Losses and LAE	133.0%	64.8%	66.6%	87.8%	72.1%	68.4%	71.8%	70.4%
Acquisition expense	16.5%	24.6%	32.2%	23.5%	15.7%	24.8%	28.4%	22.6%
Other underwriting expense	4.6%	3.1%	1.4%	3.2%	5.7%	3.1%	1.8%	3.7%

Combined	154.1%	92.5%	100.2%	114.5%	93.5%	96.3%	102.0%	96.7%

Statutory underwriting ratios:
Losses and LAE	133.0%	64.8%	66.6%	87.8%	72.1%	68.4%	71.8%	70.4%
Acquisition expense	16.2%	24.3%	32.9%	23.3%	16.2%	24.5%	29.5%	23.3%
Other underwriting expense	4.5%	3.1%	1.5%	3.2%	5.5%	2.8%	1.3%	3.2%

Combined	153.7%	92.2%	101.0%	114.3%	93.8%	95.7%	102.6%	96.9%

See page 1, Note on Non-GAAP Financial Measures.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Net premiums written	$121,703	133,350	134,953	185,049	$110,675

Net premiums earned	154,454	145,853	140,669	128,197	131,712

Losses and loss adjustment expenses	264,442	373,761	58,499	60,040	64,510
Acquisition expenses	24,546	17,753	29,695	21,989	18,869
Other underwriting expenses	6,479	3,632	8,240	7,723	6,547

Total underwriting expenses	295,467	395,146	96,434	89,752	89,926

Segment underwriting income (loss)	$(141,013)	(249,293)	44,235	38,445	$41,786

GAAP underwriting ratios:
Losses and LAE	171.2%	256.3%	41.6%	46.8%	49.0%
Acquisition expense	15.9%	12.2%	21.1%	17.2%	14.3%
Other underwriting expense	4.2%	2.5%	5.9%	6.0%	5.0%

Combined	191.3%	271.0%	68.6%	70.0%	68.3%

Statutory underwriting ratios:
Losses and LAE	171.2%	256.3%	41.6%	46.8%	49.0%
Acquisition expense	15.2%	10.7%	22.7%	16.1%	15.9%
Other underwriting expense	5.3%	2.7%	6.1%	4.2%	5.9%

Combined	191.7%	269.7%	70.4%	67.1%	70.8%

See page 1, Note on Non-GAAP Financial Measures.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Net premiums written	$187,813	216,659	188,890	215,669	$168,706

Net premiums earned	201,088	205,050	198,723	184,768	186,929

Losses and loss adjustment expenses	136,422	129,218	127,531	118,438	124,621
Acquisition expenses	51,135	50,097	47,963	45,202	45,884
Other underwriting expenses	6,511	1,894	8,972	7,313	3,107

Total underwriting expenses	194,068	181,209	184,466	170,953	173,612

Segment underwriting income	$7,020	23,841	14,257	13,815	$13,317

GAAP underwriting ratios:
Losses and LAE	67.8%	63.0%	64.2%	64.1%	66.7%
Acquisition expense	25.4%	24.4%	24.1%	24.5%	24.5%
Other underwriting expense	3.2%	0.9%	4.5%	4.0%	1.7%

Combined	96.4%	88.3%	92.8%	92.6%	92.9%

Statutory underwriting ratios:
Losses and LAE	67.8%	63.0%	64.2%	64.1%	66.7%
Acquisition expense	26.1%	24.1%	23.5%	23.6%	23.7%
Other underwriting expense	3.5%	0.9%	4.7%	3.4%	1.8%

Combined	97.4%	88.0%	92.4%	91.1%	92.2%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Net premiums written	$81,262	60,177	99,116	93,081	$115,504

Net premiums earned	87,283	78,485	92,078	98,075	114,295

Losses and loss adjustment expenses	61,393	61,639	54,822	59,220	94,514
Acquisition expenses	31,419	31,008	26,270	26,058	30,182
Other underwriting expenses	1,477	524	1,333	1,571	399

Total underwriting expenses	94,289	93,171	82,425	86,849	125,095

Segment underwriting income (loss)	$(7,006)	(14,686)	9,653	11,226	$(10,800)

GAAP underwriting ratios:
Losses and LAE	70.3%	78.5%	59.5%	60.4%	82.7%
Acquisition expense	36.0%	39.5%	28.5%	26.6%	26.4%
Other underwriting expense	1.7%	0.7%	1.4%	1.6%	0.3%

Combined	108.0%	118.7%	89.4%	88.6%	109.4%

Statutory underwriting ratios:
Losses and LAE	70.3%	78.5%	59.5%	60.4%	82.7%
Acquisition expense	38.8%	45.1%	25.2%	28.0%	27.0%
Other underwriting expense	1.8%	0.9%	1.3%	1.7%	0.3%

Combined	110.9%	124.5%	86.0%	90.1%	110.0%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Property and Marine:
Excess-of-loss	$112,387	$77,905	$412,781	$366,184
Proportional	9,316	32,770	162,274	138,255

Subtotal Property and Marine	121,703	110,675	575,055	504,439

Casualty:
Excess-of-loss	164,996	145,845	676,276	593,752
Proportional	22,817	22,861	132,755	83,647

Subtotal Casualty	187,813	168,706	809,031	677,399

Finite Risk:
Excess-of-loss	12,117	46,366	63,628	155,090
Proportional	69,145	69,138	270,008	309,085

Subtotal Finite Risk	81,262	115,504	333,636	464,175

Total:
Excess-of-loss	289,500	330,707	1,152,685	1,230,565
Proportional	101,278	64,178	565,037	415,448

Total	$390,778	$394,885	$1,717,722	$1,646,013

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Property and Marine:
United States	$95,507	$79,508	$401,270	$320,506
International	26,196	31,167	173,785	183,933

Subtotal Property and Marine	121,703	110,675	575,055	504,439

Casualty:
United States	177,882	157,966	718,103	601,878
International	9,931	10,740	90,928	75,521

Subtotal Casualty	187,813	168,706	809,031	677,399

Finite Risk:
United States	78,380	102,448	329,843	428,024
International	2,882	13,056	3,793	36,151

Subtotal Finite Risk	81,262	115,504	333,636	464,175

Total:
United States	351,769	339,922	1,449,216	1,350,408
International	39,009	54,963	268,506	295,605

Total	$390,778	$394,885	$1,717,722	$1,646,013

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$21,270	21,270	$28,950	$14,092	14,092	$12,833
North American Property Catastrophe	28,847	29,804	33,305	21,126	21,349	22,222
North American Property Risk	21,127	21,987	22,706	24,087	21,537	21,728
Other Property	24,197	22,447	23,378	22,531	22,530	27,765
Marine / Aviation Proportional	2,107	2,107	2,211	2,300	2,300	2,335
Marine / Aviation Excess	8,567	7,076	9,678	10,945	11,170	11,104
International Property Proportional	2,609	2,609	6,586	2,008	2,008	4,337
International Property Catastrophe	12,366	11,410	21,580	11,715	13,334	24,709
International Property Risk	2,993	2,993	6,060	2,355	2,355	4,679

Subtotal	124,083	121,703	154,454	111,159	110,675	131,712

Casualty:
Clash	7,419	7,419	7,891	8,053	8,053	7,563
1st Dollar GL	11,131	11,131	10,135	9,569	9,569	10,215
1st Dollar Other	1,236	1,236	995	795	795	796
Casualty Excess	140,823	140,824	135,192	113,048	113,048	110,443
Accident & Health	7,772	7,722	22,459	18,952	18,952	31,578
International Casualty	6,768	6,768	11,594	7,077	7,077	8,268
International Motor	990	990	1,456	(571)	(490)	5,025
Financial Lines	11,722	11,723	11,366	11,702	11,702	13,041

Subtotal	187,861	187,813	201,088	168,625	168,706	186,929

Finite Risk:
Finite Property	12,076	6,774	7,341	21,265	21,265	21,269
Finite Casualty	73,073	73,073	78,527	76,054	76,054	68,572
Finite Accident & Health	1,415	1,415	1,415	18,185	18,185	24,454

Subtotal	86,564	81,262	87,283	115,504	115,504	114,295

Total	$398,508	390,778	$442,825	$395,288	394,885	$432,936

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Twelve Months Ended December 31, 2005			Twelve Months Ended December 31, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$100,848	100,848	$101,447	$59,250	59,250	$55,127
North American Property Catastrophe	100,811	94,925	93,775	71,817	67,357	66,745
North American Property Risk	105,748	100,690	96,663	94,051	90,652	84,302
Other Property	106,853	104,808	105,696	103,610	103,247	105,748
Marine / Aviation Proportional	12,295	12,295	10,263	9,399	9,399	8,036
Marine / Aviation Excess	42,418	36,264	39,997	51,575	51,941	46,033
International Property Proportional	24,429	24,429	22,820	17,924	17,924	17,756
International Property Catastrophe	80,395	78,017	76,270	92,789	87,616	84,422
International Property Risk	22,779	22,779	22,242	17,053	17,053	16,966

Subtotal	596,576	575,055	569,173	517,468	504,439	485,135

Casualty:
Clash	34,249	34,249	34,337	26,588	26,588	27,274
1st Dollar GL	48,964	48,964	42,181	29,719	29,719	30,354
1st Dollar Other	4,290	4,290	3,299	2,876	2,876	2,572
Casualty Excess	523,219	523,220	514,481	423,047	423,047	387,410
Accident & Health	86,182	85,982	93,205	96,516	96,516	83,340
International Casualty	51,116	51,116	46,746	36,802	36,802	25,085
International Motor	4,247	4,314	11,096	17,064	16,316	22,413
Financial Lines	56,896	56,896	44,284	45,535	45,535	33,445

Subtotal	809,163	809,031	789,629	678,147	677,399	611,893

Finite Risk:
Finite Property	41,847	16,067	21,180	65,163	65,163	71,647
Finite Casualty	314,416	314,416	317,882	294,365	294,365	160,361
Finite Accident & Health	3,153	3,153	16,859	104,647	104,647	118,899

Subtotal	359,416	333,636	355,921	464,175	464,175	350,907

Total	$1,765,155	1,717,722	$1,714,723	$1,659,790	1,646,013	$1,447,935

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
GAAP Basis Ratios %:

Combined (%)	131.9%	155.9%	84.2%	84.5%	89.7%

Debt to Total Capital (%)	16.0%	24.0%	23.3%	10.5%	10.8%

Net Premiums Written (Annualized) to Shareholders’ Equity	1.01	1.34	1.33	1.68	1.39

Share Data:
Book Value Per Share	$23.22	$24.75	$29.32	$27.12	$26.30

Common Shares Outstanding (000’s)	59,127	49,605	43,407	43,254	43,087

Market Price Per Share:
High	$31.70	$35.21	$32.15	$32.03	$31.13
Low	27.10	27.45	26.43	29.02	27.30
Close	$31.07	$29.89	$31.82	$29.70	$31.10

Industry Ratings:
A.M. Best (Financial Strength Rating)	A	A	A	A	A

Supplemental Data:
Total Employees	163	159	157	159	159

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	December 31, 2005	Book Yield	December 31, 2004	Book Yield
Fixed Maturities:
US Government and US Government agencies	$139,584	4.1%	$4,203	2.3%
Tax exempt municipal bonds	212,361	3.0%	215,251	3.0%
Corporates	1,163,170	4.3%	1,158,797	4.2%
Mortgage and asset-backed securities	1,141,932	4.8%	511,069	4.9%
Foreign governments and foreign corporate bonds	330,656	4.3%	347,206	4.7%

Total Fixed Maturities	2,987,703	4.4%	2,236,526	4.3%
Preferred Stock	8,186	6.6%	3,676	5.8%

Total securities	2,995,889	4.4%	2,240,202	4.3%
Other invested assest	5,000		6,769

Total	$3,000,889		$2,246,971

	December 31, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,600,733	53.4%	$764,002	34.1%
Aa	521,148	17.4%	447,071	20.0%
A	757,452	25.3%	909,403	40.6%
Baa	116,556	3.9%	119,726	5.3%

Total	$2,995,889	100.0%	$2,240,202	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa3

* Rated using external rating agencies (Moody’s).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio — Net Realized Capital Gains (Losses)
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Net realized capital gains (losses):
United States	$7	$67	$69	$(512)
United Kingdom	309	151	153	275
Bermuda	(2,300)	302	(3,268)	2,192

Total	$(1,984)	$520	$(3,046)	$1,955

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred
	Twelve Months Ended December 31, 2005				Twelve Months Ended December 31, 2004
				Paid				Paid
	Gross	Ceded	Net	to Incurred %	Gross	Ceded	Net	to Incurred %
Paid	$636,640	35,736	$600,904	39.9%	$381,402	643	$380,759	37.3%
Change in unpaid losses and loss expenses	958,128	53,607	904,521		635,756	(3,289)	639,045

Losses and loss expenses incurred	$1,594,768	89,343	$1,505,425		$1,017,158	(2,646)	$1,019,804

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	Twelve Months Ended December 31, 2005				Twelve Months Ended December 31, 2004
	Gross*	Ceded	Net*	%	Gross	Ceded	Net	%
Outstanding losses and loss expenses	$511,745	13,576	$498,169	22.0%	$229,454	449	$229,005	16.6%
Incurred but not reported	1,812,245	41,759	1,770,486	78.0%	1,151,501	1,279	1,150,222	83.4%

Unpaid losses and loss expenses	$2,323,990	55,335	$2,268,655	100.0%	$1,380,955	1,728	$1,379,227	100.0%

*	Includes effects of foreign currency exchange rate movements of $15,093